EXHIBIT 99.1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: OCTOBER 31, 2009

IN RE:	:	CASE NO.:	09-08254 (SWD)
	:	Chapter 11
AURORA OIL & GAS CORPORATION,	:	Judge:	Honorable Scott W. Dales
Debtor.	:

As debtor in possession, I affirm:

1.           That I have reviewed the financial statements attached hereto, consisting of:

X	Operating Statement	(Form 2)
X	Balance Sheet	(Form 3)
X	Summary of Operations	(Form 4)
X	Monthly Cash Statement	(Form 5)
X	Statement of Compensation	(Form 6)
X	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated.

2.           That the insurance, including workers’ compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements for Chapter 11 Cases is in effect.  (If not, attach a written explanation.)
YES       X                  NO _____

3.           That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.  (If not, attach a written explanation.)
YES       X                  NO _____

4.           No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.  (If not, attached a written explanation.)
YES       X                  NO _____

5.           All United States Trustee Quarterly fees have been paid and are current.
YES       X                  NO _____

6.           Have you filed your prepetition tax returns.  (If not, attach a written explanation.)
YES       X                  NO _____

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: November 19, 2009	/s/ Sanford R. Edlein
Debtor in Possession

	Chief Restructuring Officer	(231) 941-0073
	Title	Phone

FORM 1

AURORA OIL & GAS CORPORATION (THE “COMPANY”)
EXPLANATORY NOTES TO THE MONTHLY OPERATING REPORT
DATED AS OF OCTOBER 31, 2009

1.
This Monthly Operating Report (“MOR”) has been signed by the Company’s Chief Restructuring Officer, Sanford R. Edlein.  The MOR was prepared by the Company’s staff with management oversight.  Mr. Edlein does not have personal knowledge of every item identified in the MOR and has relied upon the work of Company management.  In reviewing and signing the MOR, Mr. Edlein has relied upon the accuracy and integrity of the Company’s books and records, and it is possible that further review thereof may require amendment of the MOR.

2.
This MOR is preliminary and unaudited and reflects results for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one month ended July 31, 2009, August 31, 2009 and September 30, 2009, and one and ten months ended October 31, 2009 and balances as of July 12, 2009 (filing date), July 31, 2009, August 31, 2009, September 30, 2009 and October 31, 2009.  This MOR should be read together and concurrently with the Company’s first quarter 2009 Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on May 8, 2009 and the Company’s Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 13, 2009 for a comprehensive description of our current financial condition and operating results. This MOR should also be read together and concurrently with Forms 8-K filed with the SEC during 2009.  This MOR is being provided to the Bankruptcy Court and the U.S. Trustee.

3.
This MOR is unaudited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future.  This MOR includes the results of the ceiling test write-down during first quarter 2009, the reclassification of mortgage payable to current as a result of a default that occurred due to the Company’s chapter 11 bankruptcy filing and an increase to the ARO liability during September 2009 in the approximate amount of $3.1 million as a result of changes in estimate due to timing and anticipated abandonment costs.  Results for this period as presented in the MOR are not necessarily indicative of the actual results for the period if all such matters were allocated to all periods in the quarter or year.  Accordingly, each period reported in the MOR should not be viewed on a stand-alone basis, but rather in the context of previously reported financial results, including the Company’s SEC filings.

4.
This MOR is presented in a format providing information required under local rules and incorporating measurements used for internal operating purposes, rather than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

5.	This MOR is presented on a stand alone basis for the Company and does not include any subsidiary activity. Therefore, intercompany balances have not been eliminated.

The Company’s subsidiaries are as follows:

Aurora Operating, LLC ("AOP") is a limited liability company engaged primarily in oil and gas development.  AOP holds certain developed oil and gas properties in the New Albany Shale project.  The Company owns 71% of AOP.

Indiana Royalty Trustory, LLC ("IRT") is a limited liability company engaged primarily in investments in royalties and other financial instruments.  The Company holds a 51% interest in IRT.

Hudson Pipeline & Processing Co., LLC ("HPPC") is a limited liability company that owns and operates various pipelines and processing facilities located in Hudson Township area of the Michigan Antrim play.  The Company holds a 96.1% interest in HPPC.

Celebration Mining ("CMC") is a wholly-owned subsidiary of the Company that owns a 25% interest in a silver mine located in Utah.  No production has occurred from the mine since the 1930’s.  Activity in CMC primarily relates to general and administrative expenses associated with the marketability of the company for sale and compliance with various federal and state requirements.

Bach Services & Manufacturing Co., LLC ("BSM") was sold on June 10, 2009.  BSM was a limited liability company which provided oil and gas field services and construction services related to building pipelines, compressor packages, and processing facilities to various oil and gas companies principally in the Michigan Antrim play.  The Company owned 100% of BSM.

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

OPERATING STATEMENTS
	PERIOD		PERIOD
	07/01/09 -		07/13/09 -		MONTH		MONTH	MONTH	MONTH		YTD	MONTH	MONTH
	07/12/09		07/31/09		Jul-09		Aug-09	Sep-09	Oct-09		Oct-09	Nov-09	Dec-09
REVENUES:
Oil and natural gas sales	$363,720		$578,008		$941,728		$856,678	$780,401	$913,870		$9,315,521
Pipeline transportation and marketing	2,805		4,551		7,356		7,568	7,501	7,485		74,113
Interest and other	39,330	(1)	62,334		101,664		99,333	96,118	99,558		1,154,495
Total revenues	405,855		644,893		1,050,748		963,579	884,020	1,020,913		10,544,129	-	-
EXPENSES:
Production taxes	11,348		18,029		29,377		24,060	21,912	26,460		284,233
Production and lease operating expense	312,982		486,401		799,383		834,907	834,902	735,639		8,192,537
General and administrative expense	1,117,559	(2)	689,985		1,807,544	(3)	1,621,813 (4)	1,295,505 (5)	1,257,376	(6)	11,184,253 (6)
Oil and natural gas depletion and amortization	54,587		90,114		144,701		155,338	157,604	172,045		1,482,127
Other assets depreciation and amortization	7,590		12,017		19,607		19,607	19,607	19,607		217,261
Interest expense	435,346		686,449		1,121,795		1,136,267	1,136,267	1,272,728	(7)	10,035,366 (7)
Ceiling write-down of oil and gas properties	-		-		-		-	-	-		53,639,522
Taxes (refunds), other	2,403		3,232		5,635		11,431	11,209	11,481		(28,295)
Total expenses	1,941,815		1,986,227		3,928,042		3,803,423	3,477,006	3,495,336		85,007,004	-	-
NET LOSS INCOME FROM CONTINUING OPERATIONS	(1,535,960)		(1,341,334)		(2,877,294)		(2,839,844)	(2,592,986)	(2,474,423)		(74,462,875)	-	-
DISCONTINUED OPERATIONS:
Operating loss	-		(6,500)		(6,500)		-	-	-		(287,285)
Loss on disposal	-		-		-		-	-	-		(1,434,858)
Loss from discontinued operations	-		(6,500)		(6,500)		-	-	-		(1,722,143)	-	-
NET LOSS AFTER DISCONTINUED OPERATIONS ATTRIBUTABLE TO AURORA COMMON SHAREHOLDERS	$(1,535,960)		$(1,347,834	)(8)	$(2,883,794	)(8)	$(2,839,844)	$(2,592,986)	$(2,474,423)		$(76,185,018)	$-	$-

(1) - Amount was reduced by $63,033 from the informal report submitted to the U.S. Trustee in August 2009 to properly account for activity during the period of July 1, 2009 - July 12, 2009.

(2) - One time write-offs in the amount of $0.4 million related to inventory and processing assets was recorded as general and administrative expense during the period. This balance also includes a severance payment in the amount of $0.1 million (including applicable payroll taxes) to William Deneau, former CEO.

(3) - For the one month ended July 31, 2009 approximately $1.0 million was incurred for restructuring/debt services and bankruptcy legal and consulting services. Of the $1.0 million, $0.5 was incurred on behalf of the creditors.

(4) - For the one month ended August 31, 2009 approximately $1.4 million was incurred for restructuring/debt services and bankruptcy legal and consulting services. Of the $1.4 million, $0.5 was incurred on behalf of the creditors.

(5) - For the one month ended September 30, 2009 approximately $1.0 million was incurred for restructuring/debt services and bankruptcy legal and consulting services. Of the $1.0 million, $0.4 million was incurred on behalf of the creditors.

(6) - For the one and ten months ended October 31, 2009 approximately $1.0 million and $6.8 million, respectively was incurred for restructuring/debt services and bankruptcy legal and consulting services. Of the $1.0 million and $6.8 million, $0.5 million and $3.2 million, respectively was incurred on behalf of the creditors.

(7) - For the one and ten months ended October 31, 2009 approximately $0.1 million of DIP finacing fees are included in interest expense. The Company continues to accrue interest charges for the senior secured credit facility and second lien term loan based on default rates.

(8) - Net loss after discontinued operations attributable to Aurora common shareholders was reduced for the period July 13, 2009 - July 31, 2009 and for the month ended July 31, 2009 from the September 10, 2009 Form 8-K filing by $5,298 as a result of eliminating noncontrolling interest activity to properly reflect Aurora Oil & Gas Corporation on a stand-alone basis.

FORM 2

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

BALANCE SHEETS
	Filing Date		AS OF		AS OF		AS OF		AS OF		AS OF	AS OF
	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09	12/31/09
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,340,664		$2,334,119		$1,768,209	(1)	$747,695		$71,011
Restricted cash	-		-		-		-		251,650	(2)
Short-term investments	659,317		659,944		507,090	(1)	422,874	(3)	322,029	(3)
Accounts receivable:
Oil and natural gas sales	1,173,079		1,311,732		1,511,393		1,626,102		1,982,979
Joint interest owners	447,577	(4)	385,093		1,075,766		1,111,577		1,225,037
Intercompany	693,998	(5)	591,283	(5)	622,470	(5)	627,190	(5)	541,323	(5)
Note receivable - related party	132,181	(6)	132,181	(6)	132,181	(6)	132,181	(6)	132,181	(6)
Materials inventory	632,067		608,812		607,304		592,663		595,007
Prepaid expenses and other current assets	1,604,088		1,544,735		1,331,633		1,207,150		1,178,830
Total current assets	7,682,971		7,567,899		7,556,046		6,467,432		6,300,047		-	-
PROPERTY AND EQUIPMENT:
Land	264,022		264,022		264,022		264,022		264,022
Oil and natural gas properties, using full cost accounting:
Proved properties	38,804,426		39,262,183		41,381,218		40,110,459		42,549,967
Unproved properties	46,917,195		46,434,323		43,618,492		47,993,038		45,552,419
Less: accumulated depletion and amortization	(20,650,771)		(20,740,885)		(20,896,224)		(21,053,827)		(21,225,872)
Total oil and natural gas properties, net	65,070,850		64,955,621		64,103,486		67,049,670		66,876,514		-	-
Other property and equipment:
Other property and equipment	4,144,541		4,144,541		4,144,541		4,144,541		4,144,541
Less: accumulated depreciation	(791,242)		(803,259)		(822,866)		(842,473)		(862,080)
Total other property and equipment, net	3,353,299		3,341,282		3,321,675		3,302,068		3,282,461		-	-
Total property and equipment, net	68,688,171		68,560,925		67,689,183		70,615,760		70,422,997		-	-
OTHER ASSETS:
Note receivable	11,830,385		11,830,385		11,830,385		11,830,385		11,830,385
Debt issuance costs (7)	952,560		927,084		885,519		845,494		804,388
Other	8,630,764		8,630,767		8,634,258		8,542,920		8,542,735
Total other assets	21,413,709		21,388,236		21,350,162		21,218,799		21,177,508		-	-
TOTAL ASSETS	$97,784,851	(8)	$97,517,060	(8)	$96,595,391		$98,301,991		$97,900,552		$-	$-

FORM 3

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

BALANCE SHEETS
	Filing Date		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$2,436,489	(4)	$3,018,016		$3,860,813	$4,122,424	$4,068,740
Accrued interest	5,223,127		5,713,545		6,307,706	7,345,805	8,420,021
Note payable - related party	1,040,000	(9)	1,040,000	(9)	1,040,000 (9)	1,040,000 (9)	1,040,000 (9)
Current portion of DIP financing	-		-		-	-	1,100,000
Current portion of asset retirement obligation	-		-		-	583,266	587,187
Current portion of mortgage payable	2,568,685		2,568,685		2,568,685	2,568,685	2,568,685
Senior secured credit facility	72,021,446		72,021,446		72,021,446	72,021,446	72,021,446
Second lien term loan	51,871,073		51,871,073		52,345,117	52,345,117	52,345,117
Total current liabilities	135,160,820		136,232,765		138,143,767	140,026,743	142,151,196	-	-
LONG-TERM LIABILITIES:
Asset retirement obligation	1,737,409		1,746,968		1,756,527	4,175,523	4,126,440
Other long-term liabilities	419,336		417,875		415,489	413,103	410,717
Total long-term liabilities	2,156,745		2,164,843		2,172,016	4,588,626	4,537,157	-	-
Total liabilities	137,317,565		138,397,608		140,315,783	144,615,369	146,688,353	-	-
(DEFICIT) EQUITY
Shareholders’ (deficit) equity:
Common stock, $0.01 par value	1,032,828		1,032,828		1,032,828	1,032,828	1,032,828
Additional paid-in capital	142,685,964		142,685,964		142,685,964	142,685,964	142,685,964
Accumulated deficit	(183,251,506	)(4)	(184,599,340)		(187,439,184)	(190,032,170)	(192,506,593)
Total shareholders’ (deficit) equity	(39,532,714)		(40,880,548)		(43,720,392)	(46,313,378)	(48,787,801)	-	-
TOTAL LIABILITIES AND (DEFICIT) EQUITY	$97,784,851	(8)	$97,517,060	(8)	$96,595,391	$98,301,991	$97,900,552	$-	$-

(1) - Cash and cash equivalents reduced and short-term investments increased by $97,146 from the September 22, 2009 Form 8-K filing to properly state the amount held by the Primary Reserve Fund.

(2) - Amount represents cash restricted at Northwestern Bank for collateral on letters of credit. Restricted cash existed in prior months and was separated during October 2009.

(3) - Amount is net of an $84,000 allowance recorded during September 2009 due to Northwestern Bank informing management that the Primary Reserve Fund likely will not make distributions to cover the balance in full.

(4) - Joint interest owner account receivables, accounts payable and accrued liabilities, and accumulated deficit were reduced by $2,747, $108,023 and $105,276, respectively from the informal report submitted to the U.S. Trustee in September 2009 as a result of adjustments to estimated accrued liabilities and to properly account for interest income activity during the period July 1, 2009 - July 12, 2009.

(5) - Amounts represent intercompany receivables from AOP, IRT, HPPC and CMC as defined in the "Explanatory Notes to the Monthly Operating Report" accompanying this MOR.

(6) - Amount represents note receivable from Indiana Royalty Trustory, LLC which AOG holds a 51% interest and is recorded at the gross amount.

(7) - Balance is net of accumulated amortization of $1,105,178, $1,130,654, $1,172,219, $1,212,244 and $1,253,349 as of July 12, 2009, July 31, 2009, August 31, 2009, September 30, 2009 and October 31, 2009, respectively.

(8) - Total assets and total liabilities and (deficit) equity were reduced at July 12, 2009 and July 31, 2009 from the September 10, 2009 Form 8-K filing by $218,017 and $223,315, respectively as a result of eliminating noncontrolling interest activity to properly reflect Aurora Oil & Gas Corporation on a stand-alone basis.

(9) - Amount represents note payable to Aurora Operating, LLC which AOG holds a 71% interest and is recorded at the gross amount.

FORM 3

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

SUMMARY OF OPERATIONS

SCHEDULE OF POST-PETITION TAXES PAYABLE
	Filing Date		AS OF		AS OF		AS OF		AS OF		AS OF	AS OF
	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09	12/31/09

INCOME TAXES WITHHELD:
Federal	$-		$-		$-		$-		$-
State	-		-		-		-		-
Local	-		-		-		-		-
FICA WITHHELD	-		-		-		-		-
EMPLOYERS FICA	-		-		-		-		-
UNEMPLOYMENT TAX:
Federal	-		-		-		-		-
State	-		-		-		-		-
SEVERANCE TAXES	5,924		-		8,930		-		-
PROPERTY TAXES	234,033		234,033		-	(1)	-		-
STATE INCOME TAXES	600		600		600		600		600
WORKERS' COMPENSATION	-		-		-		-		-
TOTAL POST-PETITION TAXES PAYABLE	$240,557		$234,633		$9,530		$600		$600		$-	$-

Note: Payroll was paid on October 30, 2009 and therefore no accrual exists at October 31, 2009.

AGING OF ACCOUNTS RECEIVABLE
	AGED AS OF		AS OF		AS OF		AS OF		AS OF		AS OF	AS OF
DAYS	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09	12/31/09
0-29 Days	$859,964		$834,840		$1,463,779	(2)	$596,843		$740,082
30-59 Days	458,658		357,127		310,849	(2)	1,098,059		296,496
60-89 Days	114,002		35,509		159,172	(2)	140,524		999,791
90+ Days	81,102		359,574		545,988	(2)	794,560		1,058,330	(8)
Other	106,930	(3)	109,775	(4)	107,371	(5)	107,693	(6)	113,317	(7)
TOTAL	$1,620,656		$1,696,825		$2,587,159		$2,737,679		$3,208,016		$-	$-

AGING OF ACCOUNTS PAYABLE
	AGED AS OF		AS OF		AS OF		AS OF		AS OF		AS OF	AS OF
DAYS	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09	12/31/09
0-29 Days	$962,389		$1,053,005		$1,541,688	(1)	$1,928,255		$1,757,424
30-59 Days	286,518		665,569		259,486		241,896		352,280
60-89 Days	1,576		300		-		128,990		53,499
90+ Days	-		-		46,486		-		-
TOTAL	$1,250,483		$1,718,874		$1,847,660		$2,299,141		$2,163,203		$-	$-

Note: This form does not include intercompany accounts receivable.

(1) - Property taxes payable in the amount of $234,033 were transferred from accruals to accounts payable as of 8/31/09.

(2) - Amounts were adjusted from the September 22, 2009 Form 8-K filing to include revenue receivable balances.

(3) - Amount relates to $58,087 of note receivable interest, $41,537 of Bach insurance premiums and $7,306 of COBRA and unbilled LOE/property tax charges from joint partners.

(4) - Amount relates to $59,494 of note receivable interest, $41,537 of Bach insurance premiums and $8,744 of COBRA and unbilled LOE charges from joint partners.

(5) - Amount relates to $61,800 of note receivable interest, $41,537 of Bach insurance premiums and $4,034 of COBRA and unbilled LOE charges from joint partners.

(6) - Amount relates to $64,063 of note receivable interest, $41,537 of Bach insurance premiums and $2,093 of COBRA and unbilled LOE charges from joint partners.

(7) - Amount relates to $66,584 of note receivable interest, $39,560 of Bach insurance premiums and $7,173 of COBRA and unbilled LOE charges from joint partners.

(8) - Amount primarily represents past due revenue receivable amounts from non-operators prior to any settlement.

FORM 4

BANK RECONCILIATION AND CASH ACTIVITY REPORT
Month Ended October 31, 2009
Case Name: Aurora Oil & Gas Corporation
Case Number: 09-08254 (SWD)

	Bank:	Northwestern Bank	JPMorgan Chase	JPMorgan Chase	Charles Schwab & Co.	Northwestern Bank	Northwestern Bank
	Purpose (Type):	Concentration Account	Operating Account (DIP)	Disbursement Account (DIP)	Investment Account	Money Market (Collateral for LC)	General Account (Collateral for LC)	TOTAL***

	Bank Balance (10/31/09)	$4,416	$55,146	$174,194	$10,533	$250,233	$410,610	$905,132

	Add: Deposits in Transit	-	-	-	-	-	-	-

	Subtract: Outstanding Checks	(2,998)	-	(173,944)	-	-	-	(176,942)

	Adjusted Bank Balance (10/31/09)	$1,418	$55,146	$250	$10,533	$250,233	$410,610	$728,190

Cash Activity Report

A	Beginning Book Balance (9/30/09)	$1,049	$580,850	$250	$10,533	$250,225	$410,385	$1,253,292

B	Receipts	389	1,490,221	388	0	233	-	1,491,231

C	Transfers In (from other accounts)	-	8,899	634,566	-	-	225	643,690

D	Balance Available	1,438	2,079,971	635,204	10,533	250,458	410,610	3,388,214

E	Disbursements	(20)	(1,390,259)	(626,055)	-	-	-	(2,016,333)

F	Transfers Out	-	(634,566)	(8,899)	-	(225)	-	(643,690)

G	Ending Book Balance (10/31/09)	$1,418	$55,146	$250	$10,533	$250,233	$410,610	$728,190

* A sweep account at Northwestern Bank is associated with this operating account. Effective July 20, 2009, the sweep account was closed. Also, a zero-balance account for disbursement is associated with this operating account. The presentation of this account in the reconciliation and cash activity is consolidated for these associated accounts.

** A predecessor account at JPMorgan Chase (account 730534674) was established prior to the petition date of 7/12/09, in anticipation of the filing. A minimal amount of activity occurred prior to the filing date, after which the account was closed/merged into the new JPMorgan Chase DIP account. The presentation of this account in the reconciliation and cash activity is consolidated for these accounts.

*** The Company's Balance Sheet assumes an $84,000 allowance for short-term investment impairment held in the Primary Reserve account(s). As a result, the cash presented in the financial statements are $84,000 less (ultimately, $84,500 when petty cash is included) than is presented in this reconciliation and activity report.

Other Monies on Hand

Aurora keeps $500 in petty cash on hand.

Cash Receipts and Disbursements Detail	TOTAL

Receipts
Operations	264,982
Other Receipts	126,249
DIP Financing	1,100,000
Total Receipts	$1,491,231

Disbursements
Operations	345,208
CapEx	62,025
SG&A	332,595
Lenders fees	-
Debt Service	106,242
Restructuring fees	1,158,509
Changes in working capital	(37,800)
Royalties and Other	49,553
Total Disbursements	$2,016,333

Note: Certain minor differences may occur due to rounding.

FORM 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Richard Deneau	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:	October 2009

125.00

Current Benefits Paid:	October 2009

Health Insurance	N/A

Life Insurance	N/A

Retirement	N/A

Company Vehicle	N/A

Travel	-

Other Benefits	N/A

Total Benefits	-

Current Other Payments Paid:	October 2009

Rent Paid	N/A

Loans	N/A

Other - Consulting Fees	-

Other - Consulting Travel	-

Other - Retainer	-

Total Other Payments	-

CURRENT TOTAL OF ALL PAYMENTS:	October 2009

125.00

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Wayne Schaeffer	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:	October 2009

445.00

Current Benefits Paid:	October 2009

Health Insurance	N/A

Life Insurance	N/A

Retirement	N/A

Company Vehicle	N/A

Travel	-

Other Benefits	N/A

Total Benefits	-

Current Other Payments Paid:	October 2009

Rent Paid	N/A

Loans	N/A

Other - Retainer	-

Other (Describe)	-

Other (Describe)	-

Total Other Payments	-

CURRENT TOTAL OF ALL PAYMENTS:	October 2009

445.00

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Gary J. Myles	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:	October 2009

1,875.00

Current Benefits Paid:	October 2009

Health Insurance	N/A

Life Insurance	N/A

Retirement	N/A

Company Vehicle	N/A

Travel	-

Other Benefits	N/A

Total Benefits	-

Current Other Payments Paid:	October 2009

Rent Paid	N/A

Loans	N/A

Other - Retainer	-

Other (Describe)	-

Other (Describe)	-

Total Other Payments	-

CURRENT TOTAL OF ALL PAYMENTS:	October 2009

1,875.00

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Kevin Stulp	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:	October 2009

125.00

Current Benefits Paid:	October 2009

Health Insurance	N/A

Life Insurance	N/A

Retirement	N/A

Company Vehicle	N/A

Travel	-

Other Benefits	N/A

Total Benefits	-

Current Other Payments Paid:	October 2009

Rent Paid	N/A

Loans	N/A

Other - Retainer	-

Other (Describe)	-

Other (Describe)	-

Total Other Payments	-

CURRENT TOTAL OF ALL PAYMENTS:	October 2009

125.00

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Earl Young	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:	October 2009

1,250.00

Current Benefits Paid:	October 2009

Health Insurance	N/A

Life Insurance	N/A

Retirement	N/A

Company Vehicle	N/A

Travel	-

Other Benefits	N/A

Total Benefits	-

Current Other Payments Paid:	October 2009

Rent Paid	N/A

Loans	N/A

Other - Retainer	-

Other (Describe)	-

Other (Describe)	-

Total Other Payments	-

CURRENT TOTAL OF ALL PAYMENTS:	October 2009

1,250.00

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	John E. McDevitt	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:	October 2009

-

Current Benefits Paid:	October 2009

Health Insurance	N/A

Life Insurance	N/A

Retirement	N/A

Company Vehicle	N/A

Travel	-

Other Benefits	N/A

Total Benefits	-

Current Other Payments Paid:	October 2009

Rent Paid	N/A

Loans	N/A

Other - Retainer	-

Other (Describe)	-

Other (Describe)	-

Total Other Payments	-

CURRENT TOTAL OF ALL PAYMENTS:	October 2009

-

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	David Deneau	Capacity:		Shareholder
Officer
Director
			X	Insider

Detailed Description of Duties:
Land Supervisor

Current Compensation Paid:	October 2009

6,000.00

Current Benefits Paid:	Total Month

Health Insurance	998.46

Life Insurance	N/A

Retirement 401(k)	N/A

Company Vehicle	N/A

Travel	N/A

Other Benefits	-
Co. Share FICA & Medic	459.00

Total Benefits	1,457.46

Current Other Payments Paid:	Total Month

Rent Paid	N/A

Loans	N/A

Other - 10/27/09 Expense Report	130.90

Other (Describe)	-

Other (Describe)	-

Total Other Payments	130.90

CURRENT TOTAL OF ALL PAYMENTS:	Total Month

$7,588.36

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

Note:   401(k) Employer Matching Contribution suspended 6/1/09
FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Jeffrey Deneau	Capacity:		Shareholder
			X	Officer
Director
			X	Insider

Detailed Description of Duties:
Investor Relations Officer and Treasurer

Current Compensation Paid:	October 2009

10,000.00

Current Benefits Paid:	Total Month

Health Insurance	998.46

Life Insurance	N/A

Retirement 401(k)	N/A

Company Vehicle	N/A

Travel	N/A

Other Benefits	-
Co. Share FICA & Medic	145.00

Total Benefits	1,143.46

Current Other Payments Paid:	Total Month

Rent Paid	N/A

Loans	N/A

Other: 9/30/09 Expense Report	82.26
Budget Conference Invoice
Other: 10/13/09 Expense Report	690.00
PR Newswire Invoice
Other (Describe)	-

Total Other Payments	772.26

CURRENT TOTAL OF ALL PAYMENTS:	Total Month

$11,915.72

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

Note:   401(k) Employer Matching Contribution suspended 6/1/09
FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	John Hunter	Capacity:		Shareholder
			X	Officer
Director
			X	Insider

Detailed Description of Duties:
Vice President of Exploration and Production

Current Compensation Paid:	October 2009

Resumption of Base Salary as of 10/1/2009	11,000.00

Current Benefits Paid:	Total Month

Health Insurance	998.46

Life Insurance	N/A

Retirement 401(k)	N/A

Company Vehicle	N/A

Travel	N/A

Other Benefits-Relocation Exp	2,500.00
Co. Share FICA & Medic	190.39

Total Benefits	3,688.85

Current Other Payments Paid:	Total Month

Rent Paid	N/A

Loans	N/A

Other- 10/7/09 Expense Report	364.60

Other: Carried Working Interest	-
Under Venator Energy LLC, John Hunter has a balance due to AOG of $205,109.09 as of 10/31/09
Other: JIB'd Working Interest	-
Under Venator Energy LLC, John Hunter has a balance due to AOG of $232.40 as of 10/31/09

Total Other Payments	364.60

CURRENT TOTAL OF ALL PAYMENTS:	Total Month

$15,053.45

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

Note:   401(k) Employer Matching Contribution suspended 6/1/09
FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
Period Ending:	October 31, 2009

Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Barbara Lawson	Capacity:		Shareholder
			X	Officer
Director
			X	Insider

Detailed Description of Duties:
Chief Financial Officer

Current Compensation Paid:	October 2009

Resumption of re-negotiated Base Salary as of 10/1/09	15,416.68

Current Benefits Paid:	Total Month

Health Insurance	830.59

Life Insurance	N/A

Retirement 401(k)	N/A

Company Vehicle	N/A

Travel	N/A

Other Benefits	-
Co. Share FICA & Medic	219.28

Total Benefits	1,049.87

Current Other Payments Paid:	Total Month

Rent Paid	N/A

Loans	N/A

Other (Describe)	-

Other (Describe)	-

Other (Describe)	-

Total Other Payments	-

CURRENT TOTAL OF ALL PAYMENTS:	Total Month

$16,466.55

Dated:	November 19, 2009	/s/ Sanford R. Edlein
Officer

Note:   401(k) Employer Matching Contribution suspended 6/1/09
FORM 6

SCHEDULE OF IN-FORCE INSURANCE
For Month Ended October 31, 2009

Case Name:  Aurora Oil & Gas Corporation
Case Number:  09-08254 (SWD)

Insurance Type	Carrier/Agent	Expiration Date
Building & Personal Property	Federal Insurance Company (Chubb)	1/1/2010
Oilfield Lease Property	Federal Insurance Company (Chubb)	1/1/2010
Mobile Equipment	Federal Insurance Company (Chubb)	1/1/2010
General Liability	Federal Insurance Company (Chubb)	1/1/2010
Pollution Liability	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Primary	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Second Layer	Arch Insurance Group	1/1/2010
Umbrella - Third Layer	Federal Insurance Company (Chubb)	1/1/2010
Control of Well	Southwest Energy Underwriters (Lloyds)	1/1/2010
Auto	New Hampshire Insurance Co. (AIG)	1/1/2010
Workers Compensation	Insurance Company of the State of PA (AIG)	1/1/2010
Directors & Officers Liability - Primary	National Fire Insurance Co. of Pittsburgh, PA (AIG)	1/31/2010
Directors & Officers Liability - Excess	Federal Insurance Company (Chubb)	1/31/2010
Directors & Officers Liability (Runoff) - Primary	National Fire Insurance Co. of Pittsburgh, PA (AIG)	6 years from trigger date; has not yet been triggered
Directors & Officers Liability (Runoff) - Excess	Federal Insurance Company (Chubb)	6 years from trigger date; has not yet been triggered

Note:  Aurora Oil & Gas Corporation affirms that all necessary insurance coverages are in effect and all premium payments are current as of the ending date specified above.

FORM 7